EXHIBIT 10.33 - Claim of Lien - KALITTA MAINTENANCE

A Professional Corporation

801 Willow Run Airport
Room 274
P.O. Box 835
Ypsilanti, MI 48198
734 973. 1222
734 484. 4965 fax
www.kelseylaw.com

KELSEY LAW GROUP, PC

George W. Kelsey
Mary O' Dea *
Matthew T. Coleman
Karen L. Girard * *

* Also licensed to practice in New York
* * Also licensed to practice in California

SENT VIA E-MAIL ONLY

June 18, 2015

Baltia Air Lines
Sheryle.Milligan@baltia.com

Re: Baltia Air Lines

To Whom It May Concern,

The Lien filed by Kalitta Air, LLC d/b/a Kalitta Maintenance was filed to accomplish security for credit extended to Baltia Air Lines by Kalitta under a contract for maintenance. This procedure was in the ordinary course of business and should not be construed as evidence that there is disagreement between Kalitta and Baltia Air Lines or that Baltia Air Lines is not paying its obligations.

Sincerely,

George W. Kelsey
Attorney for Kalitta Air, LLC d/b/a Kalitta Maintenance

KALITTA AIR

May 26, 2015

Baltia Air Lines, Inc.
804 Willow Run Airport
Ypsilanti, Michigan 48198

VIA CERTIFIED MAIL,
RETURN RECEIPT REQUESTED

Re: *Kalitta Air, L.L.C./Baltia Air Lines, Inc.*
Claim of Lien for N706BL

To Whom It May Concern:

Enclosed is a copy of a Claim of Lien filed with the FAA, together with an Itemized Statement of Account with respect to the above-referenced aircraft.

If you have any questions, please do not hesitate to contact the undersigned.

Very truly yours,

D.C. Sanderlin

D.C. Sanderlin
Vice-President/General Manager

Enclosure

CLAIM OF LIEN

NOTICE IS HEREBY GIVEN that Kalitta Air, L.L.C. d/b/a Kalitta Maintenance, whose address is 818 Willow Run Airport, Ypsilanti, Michigan 48198, claims a garage keeper's lien pursuant to MCL §259.205, et. seq., for furnishing labor, materials and supplies to a certain aircraft identified as a Boeing 747-251B with a serial number of 21705 and registration number of N706BL ("Aircraft").

The Aircraft is owned by Baltia Air Lines, Inc. located at 804 Willow Run Airport, Ypsilanti, Michigan 48198-0899.

The garage keeper's lien is for labor, materials and supplies expended by and rendered to the Aircraft with the last work or service being performed on March 23, 2015.

The amount that Kalitta Air, L.L.C. d/b/a Kalitta Maintenance demands is One Million, Two Hundred Twenty Thousand, One Hundred Fifty-Three and 93/100 Dollars ($1,220,153.93) and no part thereof has been paid and there now remains due and owing the amount of One Million, Two Hundred Twenty Thousand, One Hundred Fifty-Three and 93/100 Dollars ($1,220,153.93), which demand has been duly made, and which Kalitta Air, L.L.C. d/b/a Kalitta Maintenance claims a lien on said Aircraft. The undersigned has been authorized by Kalitta Air, L.L.C. d/b/a Kalitta Maintenance to execute this Claim of Lien.

Dated this 20th day of May, 2015

KALITTA AIR, L.L.C. D/B/A KALITTA MAINTENANCE

By: Conrad A. Kalitta
Its: President

STATE OF MICHIGAN)
)SS
COUNTY OF WASHTENAW)

The foregoing instrument was duly acknowledged before me by Conrad A. Kalitta on behalf of Kalitta Air, L.L.C. d/b/a Kalitta Maintenance this 20th day of May, 2015.

Lisa B. Dietrich, Notary Public
Jackson County, Michigan, acting in
Washtenaw County, Michigan
My commission expires: 9/10/2017

Prepared by:
Matthew T. Coleman (P57344)
Kelsey Law Group, P.C.
2395 S. Huron Parkway
Suite 200
Ann Arbor, MI 48104
(734) 973-1222

g:\k\kalitta\air\b\baltia air lines, inc\2015-claim of lien\lien\claim of lien v2 052015-mtc.docx

Baltia Airlines Maintenance - N706BL
Total Cost Summary, 3/9/11 thru 3/23/15

Inv Date	Invoice Description	Period Billed	Labor	Material	Shipping	Tax (fuel only)	Misc/Fuel	Invoice Total	Paid	Date	Balance Due
3.14	Storage #05-3809	50% prolonged storage prep	8,745.60	137.50	0.00	0.00	0.00	8,883.10	8,883.10		0.00
3.9	C-Check #05-3804	50% fixed routine	200,067.00	0.00	0.00	0.00	0.00	200,067.00	200,067.00	3.10.11	0.00
4.5	C-Check #05-3804B	25% fixed routine	111,588.00	12,543.14	0.00	651.24	0.00	124,782.38			
		NR thru 3.31.11	56,304.00					56,304.00	181,086.38	4.12.11	0.00
4.29	C-Check #05-3804C	Balance flat rate	111,615.00	0.00	0.00	0.00	0.00	111,615.00	111,615.00	5.2.11	0.00
6.9	C-Check #05-3804D	NR thru 6.3.11	297,300.00	154,206.13	3,135.06	8,551.63	0.00	463,192.82			
	Customer Request WO	R thru 6.6.11	70,560.00	7,979.50	0.00	478.77	0.00	79,018.27	500,000.00	8.1.11	42,211.09
7.11	C-Check #05-3804E	TM, NR thru 7.10.11	264,145.20	25,711.29	0.00	1,325.33	0.00	291,181.82	50,000.00	10.14.11	
	Customer Request WO	R thru 7.10.11	12,532.80	22,348.95	51.24	1,340.93	3,961.65	40,235.57	157.50	11.8.11	
									150,000.00	11.16.11	173,470.98
7.26	C-Check #05-3804F	TM, NR thru 7.25.11	77,044.80	21,678.97	0.00	1,199.04	62,952.51	162,875.32			
	Customer Request WO	R thru 7.25.11	7,048.80	25.77	0.00	1.55		7,076.12			343,422.42
8.12	C-Check #05-3804G	TM, NR thru 8.3.11	33,447.00	35,135.77	0.00	(11,727.24)	58,892.76	115,748.29			
	Customer Request WO	R thru 8.3.11	4,128.00	260.82	0.00	(1,821.25)		2,567.57			
				(tax exempt certificate received 7.27.11 - charge tax on FUEL ONLY)							461,738.28
9.13	Fld Srvc/Delivery, #05-3976	8.3-4.11 + 9.6-10.11	13,992.63	0.00	0.00	0.00	5,603.27	19,595.90			481,334.18
12.30	C-ck,CR,Storage, #05-3804H	9.10 thru 12.12.11	25,363.20	6,562.51	0.00	0.00	346.50	32,272.21			513,606.39
2012											
	Payment Received 5.7.12								25,000.00	5.7.12	
6.1	C-Ck,CR,Storage, #05-4804I	12.13.11 thru 5.16.12	12,254.40	820.58	0.00	0.00	0.00	13,074.98			***501,681.37***
	Payment Received 6.21.12								20,000.00	6.21.12	***481,681.37***
7.17	C-Ck Final, July Storage #05-4804J	5.17 - 7.10.12	5,827.20	2,841.05	0.00	397.61	6,972.80	16,038.66			***497,720.03***
8.15	Fuel Only, #05-4379 (restart invoice #)	8.15.12	0.00	0.00	0.00	283.02	4,716.98	5,000.00			***502,720.03***
	Payment Rec'd 8.15.12								5,000.00	8.15.12	***497,720.03***
	Payment Rec'd 9.7.12								30,000.00	9.7.12	***467,720.03***
9.12	Aug Storage, #05-4379B	7.11 - 9.5.12	6,873.60	3,429.52	0.00	1,174.50	19,921.00	31,398.62			***499,118.65***
	Payment Rec'd 10.12.12								20,000.00	10.12.12	***479,118.65***
10.19	AC Storage, Sept/Oct Park 05-4379C	9.6 thru 10.17.12	4,224.00	0.00	0.00	0.00	1,485.00	5,709.00			***484,827.65***
11.29	AC/Eng Storage, Nov Park 05-4379D	10.18 thru 11.21.12	8,918.40	848.62	0.00	0.00	538.00	10,305.02			***495,132.67***
2013											
	Payment Rec'd 1.14.13								100,000.00	1.14.13	***395,132.67***
1.30	AC Storage, Dec/Jan Park 05-4379E	11.21 thru 1.23.13	1,833.60	0.00	0.00	0.00	692.00	2,525.60			***397,658.27***
	Payment Rec'd 4.1.13								100,000.00	4.1.43	***297,658.27***
	Payment Rec'd 4.15.13								50,000.00	4.15.13	***247,658.27***
	Payment Rec'd 4.16.13								50,000.00	4.16.13	***197,658.27***
4.19	AC Storage, Feb-Apr Park 05-4379F	1.24 thru 4.17.13	3,556.80	1,250.08	0.00	0.00	1,038.00	5,844.88			***203,503.15***
7.11	AC Storage, May-Jun Park 05-4379G	4.18 thru 7.3.13	4,296.00	483.23	0.00	0.00	692.00	5,471.23			***208,974.38***
7.24	Wheel Assy - TIRE SHOP - 05-4609	7.24.13	1,440.00	2,743.75				4,183.75			***213,158.13***

Baltia Airlines Maintenance - N706BL
Total Cost Summary, 3/9/11 thru 3/23/15

Inv Date	Invoice Description	Period Billed	Labor	Material	Shipping	Tax (fuel only)	Misc/Fuel	Invoice Total	Paid	Date	Balance Due
	Payment Rec'd 7.31.13								300,000.00	7.31.13	***-86,841.87***
9.11	**Storage, C-CK, C-2 Supp 50%, 05-4379H**	7.4 thru 9.4.13	164,880.00	1,391.68	17.57	0.00	0.00	166,289.25			***79,447.38***
10.21	Storage, C-2 Supplement, 05-4379I	9.5 thru 10.16.13	2,126.40	3,480.80	49.30	0.00	0.00	5,656.50			***85,103.88***
	Payment Rec'd 11.4.13								75,000.00	11.4.13	***10,103.88***
2014											
1.10	C-Ck, Storage, C-2 Supplement, 05-4379J	10/17 - 12/31/13	45,820.80	217,539.52	3,970.90	0.00	2,420.00	269,751.22			***279,855.10***
	Payment Rec'd 1.29.14								100,000.00	1.29.13	***179,855.10***
3.21	**C-4 Srvc Ck Induction**, # 05-5327 (new #)	50% flat rate	459,093.75	0.00	0.00	0.00	0.00	459,093.75			***638,948.85***
3.31	**Close/Credit C-Ck & C-2 Supp**, #05-4379K	1/1 - 3/28/14	(29,600.00)	569.12	12.60	0.00	0.00	(29,018.28)			***609,930.57***
	Payment Rec'd 4.1.14								300,000.00	4.1.13	***309,930.57***
4.24	**C-4 Srvc Ck**, # 05-5327B	3/7 - 4/16/14	75,470.00	33,750.68	1,588.39	0.00	26.75	110,835.82			***420,766.39***
	Payment Rec'd 5.27.14								50,000.00	5.27.14	***370,766.39***
	Payment Rec'd 6.5.14								200,000.00	6.5.14	***170,766.39***
	Payment Rec'd 6.9.14								50,000.00	6.9.14	***120,766.39***
6.13	**C-4 Srvc Ck**, # 05-5327C	Bal 50% flat rate	451,058.75	0.00	0.00	0.00	0.00	451,058.75			***571,825.14***
6.18	**C-4 Srvc Ck**, #05-5327D	4/17 - 6/4/14	200,562.50	156,375.17	14,424.81	0.00	24,100.00	395,462.48			***967,287.62***
7.11	**C-4 Srvc Ck & Conform Ck**, #05-5327E	6/5 - 6/30/14	100,025.00	66,853.49	1,637.53	0.00	6,300.00	174,816.02			***1,142,103.64***
	Payment Rec'd 7.9.14								100,000.00	7.9.14	***1,042,103.64***
	Payment Rec'd 7.11.14								50,000.00	7.11.14	***992,103.64***
	Payment Rec'd 7.17.14								100,000.00	7.17.14	***892,103.64***
	Payment Rec'd 7.22.14								100,000.00	7.22.14	***792,103.64***
8.14	**C-4 Srvc/Conf Ck, Eng Stor . . .** #05-5327F	7/1 - 8/6/14	200,230.00	57,792.23	255.61	5,053.59	84,226.51	347,557.94			***1,139,661.58***
8.28	**Field Service**, 05-5625	8/15 - 8/17/14	11,650.00	3,500.00	0.00	0.00	1,325.03	16,475.03			***1,156,136.61***
9.22	**Field Service**, 05-5669	8/29 - 9/11/14	23,600.00	0.00	0.00	0.00	2,788.01	26,388.01			***1,182,524.62***
10.2	**Field Service**, 05-5699	9/24 - 9/27/14	8,175.00	0.00	0.00	0.00	1,120.00	9,295.00			***1,191,819.62***
10.28	**Field Service**, 05-5769	9/30 - 10/23/14	27,575.00	0.00	0.00	0.00	9,435.62	37,010.62			***1,228,830.24***
10.31	**C-4 Srvc Ck & Conform Ck, BS**, #05-5327G	8/7 - 10/24/14	14,395.00	1,837.18	613.94	0.00	0.00	16,846.12			***1,245,676.36***
12.5	**Field Service, BS**, 05-5854	11/18-11/21/14	13,325.00	42.63	0.00	0.00	1,480.00	14,847.63			***1,260,523.99***
	Payment Rec'd 12.5.14								99,200.00	12.5.14	***1,161,323.99***
12.24	LN MX, 05-5893	12/4 - 12/15/14	58,290.00	3,078.22	0.00	0.00	350.00	61,718.22			***1,223,042.21***
12.24	**Field Service**, 05-5898	12/1 - 12/4 and 12/16 - 12/19	16,512.50	1,511.08	0.00	0.00	2,520.00	20,543.58			***1,243,585.79***
2015											
2.5	Tool Purchase, 05-5971	2/5/15	0.00	1,400.00	0.00	0.00	0.00	1,400.00			***1,244,985.79***
	Payment Rec'd 2.11.15								1,400.00	2.11.15	***1,243,585.79***
3.12	**Field Service**, 05-6053	2/2 - 2/25/15	14,600.00	0.00	44.94	0.00	2,270.00	16,914.94			***1,260,500.73***
5.15	**Field Service**, 05-6241	3/23/15	800.00	0.00	0.00	0.00	220.00	1,020.00			***1,261,520.73***
	N706BL Totals		*3,201,695.73*	*848,128.98*	*25,801.89*	*6,908.72*	*306,394.39*	***4,388,929.71***	*3,127,408.98*		

check figure: ***1,261,520.73***

5/22/2015

Baltia Airlines Maintenance - N706BL
Total Cost Summary, 3/9/11 thru 3/23/15

Inv Date	Invoice Description	Period Billed	Labor	Material	Shipping	Tax (fuel only)	Misc/Fuel	Invoice Total	Paid	Date	Balance Due

Baltia Air Lines Total Outstanding

N706BL	*1,261,520.73*
ENGINE ESN 686089	*12,633.20*
TIRE	*0.00*
OTHER-part	*21,000.00*
TRAINING	*(75,000.00)*
	1,220,153.93